Exhibit 99.1

Corporate Presentation Nasdaq: NTEC January 2019 Corporate Presentation

Forward Looking Statements

This presentation by Intec Pharma Ltd. (referred to as "we" or "our") contains forward-looking statements about our expectations, beliefs and intentions regarding, among other things, our product development efforts, business, financial condition, results of operations, strategies, plans and prospects. In addition, from time to time, we or our representatives have made or may make forward-looking statements, orally or in writing. Forward-looking statements can be identified by the use of forward-looking words such as "believe", "expect", "intend", "plan", "may", "should", "could", "might", "seek", "target", "will", "project", "forecast", "continue" or "anticipate" or their negatives or variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical matters. For example, forward-looking statements are used in this presentation when we discuss the potential for multiple collaborations, the potential advantages our technology over our competitors, our future plans and our expected timeline of our development pipeline. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. In addition, historical results or conclusions from scientific research and clinical studies do not guarantee that future results would suggest similar conclusions or that historical results referred to herein would be interpreted similarly in light of additional research or otherwise. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, the following: our limited operating history and history of operating losses, our ability to continue as a going concern, our ability to obtain additional financing, our ability to successfully operate our business or execute our business plan, the timing and cost of our clinical trials, the completion and receiving favorable results in our clinical trials, our ability to obtain and maintain regulatory approval of our product candidates, our ability to protect and maintain our intellectual property and licensing arrangements, our ability to develop, manufacture and commercialize our product candidates, the risk of product liability claims, the availability of reimbursement, and the influence of extensive and costly government regulation.

We believe these forward-looking statements are reasonable; however, these statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. Given these uncertainties, you should not rely upon forward-looking statements as predictions of future events.

All forward-looking statements attributable to us or persons acting on our behalf speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, except as required by applicable law. In evaluating forward-looking statements, you should consider these risks and uncertainties. More detailed information about the risks and uncertainties affecting us is contained under the heading "Risk Factors" in the Annual Report and in our period filings with the SEC.

The presentation contains information about investigation-stage drug products under development, which have not yet been approved by the FDA for commercial distribution in the United States. All representations in this presentation are based upon investigations in certain clinical and other research, but which accordingly should not be construed as general claims for the safety or efficacy of the products when used by patients.

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Investment Highlights Parkinson’s Program Phase 3 Unencumbered WW rights Topline data expected in mid - 2019 AP Cannabinoids (CBD, THC) Various indications in Phase 1 Proprietary drug evaluation Proprietary oral delivery system of drugs on film The Accordion Pill™ (AP) Future potential value drivers Potential for multiple collaborations ~ 55M in cash/cash equivalents (9/30/18) Funded to P3 data readout and beyond Utilizing 505(b)(2) regulatory pathway Faster and less expensive pathway to market 3

The Accordion Pill: A new platform for oral drug delivery AP capsule dissolves and outer layers facilitate unfolding mechanism of films Layers comprise an inner, controlled release drug - containing layer, and immediate release layer(s) for multiple drug release profiles and/or fixed - dose combinations Retained in stomach for up to 12 hours, AP releases drug in controlled manner towards upper part of gastrointestinal tract, where it is absorbed Once AP is out of stomach, it is fully degraded in small intestine. 4

Each film layer designed as different delivery system; Mix and match multiple layers, multiple drugs Unique Advantages : – Enhanced gastric retention – Improved PK – High drug loading – Fix dose combination – Multiple drug release profiles – Tested in multiple clinical trials – PK and efficacy studies Biodegradable polymeric films which combine drugs and inactive ingredients (FDA approved), laminated into planar structure Folded into shape of accordion and placed inside capsule The Accordion Pill (AP) Platform Technology A customized solution for each application 5

Business Strategy Partner’s Proprietary Drugs In Development Partner’s Lifecycle Management In - house Development Of Existing Drugs 505(b)2 6

Product Candidate Research Phase 1 Phase 2 Phase 3 Status AP - CD/LD For treatment of severe symptoms in advanced Parkinson’s disease Top - line data expected mid - 2019 AP - CD/LD PK study in 500mg TID dose (3x per day) Study results expected January 2019 AP - THC Cannabinoid treatments various pain indications PK study with THC ongoing AP - CBD Cannabinoid treatments various pain indications PK study with CBD planned start 1H 2019 AP - Undisclosed Proprietary drug being evaluated for Novartis PK study planned start 1H 2019 Accordion Pill Development Pipeline 7

• Unencumbered world wide rights • De - risked asset ‒ Levodopa well characterized – the Gold Standard for PD ‒ Strongly supportive Phase 2 efficacy and PK data ‒ Wealth of preclinical and clinical safety data • Large unmet medical need ‒ Physicians still struggle to manage motor fluctuations • Billions spent on Parkinson’s in US Parkinson’s Disease Phase 3 Program AP - CD/LD $$ BN Multi - billion market ›400 K* US PD Patients Experiencing > 1 hour of Motor Fluctuations Disease progression and motor complications have a considerable impact on quality of life 8 *Based on internal analysis and company - sponsored market research

Levodopa PK Is Important In Parkinson’s Stabilizing LD plasma levels becomes a major factor for improving anti - parkinsonian control in Advanced PD Challenge in improving LD PK 0 5 10 15 years Early Treated PD stable Advanced PD/Motor Fluctuations *C.W. Olanow, et al. , Nature Clinical Practice Neurology (2006) 2 , 382 - 392 **P. LeWitt et al. , Movement Disorders, (2009) 24 , 1319 - 24 Dyskinesia Good (‘ON’) response Poor (‘OFF’) response 1 0 2 100 0 200 300 100 0 200 300 100 0 200 300 Levodopa (g/ml) 3 Majority of PD patients on levodopa therapy • Levodopa absorption is confined to upper part of GI tract • Very short half life ~90 min • Efficacy and AE profile relates directly to plasma levels 9

• Prolonged absorption • Decreased peak to trough ratio • Significantly higher morning plasma levels Significantly More Stable PK Achieved by AP - CD/LD Phase II AP - CD/LD Results AP - CD/LD enables steady therapeutic levodopa levels 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 0.0 4.0 8.0 12.0 16.0 Concentration ng/ml Pharmacokinetic Data Advanced PD Patients, Following 1 Week Treatment (n=8) Dosing Schedule Control 1 Time (hrs) AP - CD/LD 2 (1) Mean 4x18.7/187.5 mg CD/LD IR (2) Mean bid AP CD - LD 50/375 10

Phase II AP - CD/LD Results Significant reduction in daily off time and dyskinesia Significantly Reduced TSD Significantly Reduced Off Time Off Time (Hours) Following 3 Weeks Treatment 45% reduction p<0.0001 ON with Troublesome Dyskinesia Time (Hours) Following 3 Weeks Treatment n=18 AP - CD/LD 50/500 mg Demographics • Mean Age: 67.7 • Gender: 83% male • Years LD Therapy: 9.5 +/ - 6.7 • Mean LD Dose: 681 Design • 2 period, 21 day crossover, random order • Open label dosing • 4 day off - time assessment after 17 - day stabilization • AP dosed BID vs. 5.3 dose LD in control 5.1 2.8 42% reduction p<0.002 n=18 AP - CD/LD 50/500 mg 1.2 0.7 11

AP-CD/LD Phase III Trial Design

~ 80+ Clinical sites across 10 countries


Attrition
Drop Out
Enrollment Committee Review
Enrollment
Stabilization on Sinemet®
AP-CD/LD Conversion
50/400, 50/500 BID, TID
Randomization
Treatment Period Sinemet + AP-CD/LD dummy
Treatment Period AP-CD/LD + Sinemet dummy
Follow Up
Open Label Extension AP- CD/LD
N=462
Open label
6 Weeks
Open label
6 Weeks
N=296
Power calculation
Double Blind
13 Weeks
2 Weeks
12 Months
Gastroscopy (GI endoscopy)
First ~100 patients
Gastroscopy (GI endoscopy)
Independent DMC closed GI sub-study in Feb. 2018 and recommended to continue main study without changes

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Parkinson’s Disease Treatment Landscape Baseline Therapies Adjuvant and Rescue Therapies End Stage Therapies • LD the most effective anti - Parkinsonian agent available • Virtually all patients respond to LD • > 90 % of patients develop LD - induced motor complications Sublingual Apomorphine – PDUFA January 2019 Inhaled Levodopa – PDUFA January 2019 13

AP - CD/LD: A Better, Simpler Solution Today’s Baseline Therapy IR CD/LD (Gold Standard) Rytary (<10% Mkt Share) • Short - acting/highly pulsatile • Increased issues with OFF time and dyskinesia • Up to 10 doses per day • Highly variable absorption • Increased issues with OFF time and dyskinesia • 3 - 5 doses per day • Up to 20 pills Source: Intec physician survey Doses Optimal range OFF Time LD Level Dyskinesia Doses Optimal range LD Level Dyskinesia OFF Time AP - CD/LD • 3 simple doses per day/ 1 pill per dose • Reliable LD levels • Fewer issues with OFF and dyskinesia • Easier administration = better adherence LD Level Doses Optimal range 14 Illustration of the intended outcome

Non-compliance Results in Increased Motor Fluctuations, Medical Problems & Healthcare Costs

Extremely Complex Regimens

- Up to 3+ PD medications on any given day
- Some medications dosed up to 10X per day
- Up to 20 pills a day for some individual medications

Impact on Medication Adherence

- 54% of patients non-adherent with regimen
  - Missed doses
  - Extra doses
  - Wrong timing of dose

Clinical and Economic Impact of Poor Adherence

Directly associated with non adherence include increased:

- **Hospitalization rates (~28%)**
- **Office and ancillary care visits**
- **Dosing of levodopa**
  - Suboptimal adherence leads to increased motor fluctuations, which is interpreted by physician as need to up titration
- **Increased annual medical costs**

Source:
Medication Non-adherence in PD. Fleisher, *et. al.*, *Curr Neurol Neurosci Rep*, 2013;
Drug Adherence in PD. Leopold, *et. al.*, *Jn of Movement Disorders*, v19, 2004

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$ 300 MM - $ 1 BN+ US Market Opportunity Potential Game Changer • Easier Titration • Better Compliance • Reduced Pill Burden Improvement in OFF - Time (Hours) Market Potential Scenario Current Therapies Incremental Off - Time Improvement Significant Off - Time Improvement Sales Forecasting Assumptions* • ~ 400 , 000 PD fluctuaters > 1 hour OFF - time • Current therapies Wholesale Average Cost (WAC) ~$ 20 /day Significantly reduced motor complication (OFF periods) without increasing troublesome dyskinesia * Based on internal analysis and company sponsored market research A B C 16

Pre - Commercial Activities Market Access Market Research Regulatory Rx Packaging Manufacturing 17

Commercial Scale Manufacturing • Partnership with LTS for commercial scale production of AP - CD/LD • Leading global formulation and film technology manufacturer • Commissioning and factory testing underway • Commercial scale machine delivered in 2H18 • Validation, bridging and stability studies to begin in 2019 18

Medical cannabis market has growing acceptance and regulatory path forward Cannabis and Pain Relief • Cannabis has been used around the world for centuries • Starting with Chinese around 2900 B.C., many civilizations used cannabis for variety of conditions, from joint pain and muscle spasms to gout and malaria 1 • Pain relief is most commonly cited reason for medical use of cannabis • Endocannabinoid system is associated with mechanisms of pain reduction 1. Russo EB. History of cannabis and its preparations in saga, science, and sobriquet. Chem Biodivers. 2007;4:1614 – 1648 [ PubMed ] 19

AP - CBD/THC • AP - CBD/THC contains – Cannabidiol (CBD) – 9 - Tetrahydrocannabinol (THC) • Being evaluated for various pain indications Challenges : • Hydrophobic • Insoluble • Poorly bioavailable Current Treatment Drawbacks: • Short duration of effect • Delayed onset • Dose variability • Adverse events that correlate with peak levels 20

Single - center, single - dose, randomized, 3 - way crossover study compared PK, safety and tolerability of AP - CBD/THC with Sativex ® in 21 normal healthy volunteers • Accordion Pill delivered CBD and THC with significant improvements in exposure compared with Sativex ‒ Increased exposure of CBD by 290 % to 330% ‒ Increased exposure of THC by 25 % to 50% • Reduction in THC metabolite, the AP - CBD/THC avoided some of the first - pass metabolism of THC in the liver ‒ Approximately 25% - 29 % less than Sativex • AP - THC/CBD safe and well tolerated – No serious AE’s reported Phase I Topline Results with AP - CBD/THC Sativex® is a commercially available oral buccal spray containing CBD and THC and is a registered trade mark of GW Pharmaceuticals 21

Accordion Pill CBD and THC Next Steps • Evaluate THC alone and CBD alone for pain states • Phase 1 PK study of AP - THC is ongoing and AP - CBD to initiate in 1Q19 • Advance best candidate(s) to Phase 2a pain study in 2H19 Exploring the individual components will provide additional indications to pursue potential indication targets: • Fibromyalgia • Cancer pain • Opioid - sparing pain relief 22

Partners’ Proprietary Drugs in Development Novartis Example • Explore using the Accordion Pill platform for a proprietary Novartis compound • Developing Accordion Pill to meet Novartis criteria — Achieved technical specifications in vitro (YE18) — Initiate Phase 1 PK study (1H19) • Novartis has the option to enter into negotiations with respect to a potential licensing agreement for employing Intec Pharma Accordion Pill™ technology Feasibility and Option Agreement 23

Potential for Enhancing Delivery and Retention • Many drugs fail to reach the market due to poor bioavailability • ~40% of top 200 major market drugs are poorly soluble (BCS Class II or Class IV (1) ) • Historically, ~90% of new chemical entities in development, were either BCS Class II or Class IV drugs (2) • Demand for novel, bioavailability enhancement solutions has grown significantly Class III • High solubility • Low permeability Class I • High solubility • High permeability Class IV • Low solubility • Low permeability Class II • Low solubility • High permeability Biopharmaceutics Classification System (BCS) Permeability ( 1 x 10 - 6 cm per s) 1 0.1 10 10 1 100 1 , 000 100 10,000 100,000 Volume required to dissolve highest dose (ml) (1) AAPS J. 2009 Dec; 11 (4): 740 - 746 . (2) Drug Development & Delivery . 24

Poorly Soluble Proof of Concept: Commercial “X” Accordion Pill with Poorly Soluble Drugs: PK Clinical Study • PK issues of drug X include only 30 % absorption and lack of dose proportionality above approved marketed dose (X mg) • AP significantly extended absorption phase of drug • Approximately 100 % increase in bioavailability with AP at Xmg • Dose proportionality obtained with AP at 2 x dose vs. 1 x dose 25

IP Overview • Platform IP – Various Accordion Pill dosage forms – Latest U.S. patent expires in 2029 • Manufacturing IP – Methods for making/folding gastro - retentive drug delivery system – U.S. patent expires in 2028 • Specific formulation IP – For example, U.S. patent of AP - CD/LD expires in 2029 • Treatment IP – For example, AP - CD/LD for improved treatment of Parkinson's disease symptoms, expires in 2031 Four Layers of IP Protection 26

Capital Structure and Cash Position

Capital Structure

~33 MILLION **Ordinary Shares Outstanding**

Cash

$~55M
In cash and cash equivalents and financial assets as of 9/30/18 (unaudited)

$~10M
Quarterly Cash Burn

Institutional Holders

Institutional Holders*

U.S.
- 683 Capital Management
- Adage Capital
- Caxton Asset Management
- DAFNA Capital Management
- Kearny Venture Partners
- ProSight Capital Management
- Sectoral Asset Management
- venBio Select

Israel
- Dexcel Pharma Technologies
- Harel Insurance Investments
- Meitav Dash
- Migdal Insurance & Financial Holdings

* Based on latest 13F and 13G filings and internal company analysis

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Experienced Management team Jeffrey A. Meckler Vice Chairman & CEO Nadav Navon Chief Operating Officer Nir Sassi Chief Financial Officer Walt Linscott Chief Business Officer R. Michael Gendreau, MD Chief Medical Officer 28

Experienced Board of Directors John W. Kozarich, Ph.D. Chairman Gil Bianco Director Hila Karah Director Anthony J. Maddaluna Director Roger J. Pomerantz, M.D. Director Isaac Silberman Director Sulam Financial Holdings Company W. Brad Hayes Director 29

Accomplishments and Milestones in 2019 Recent Upcoming x Completed enrollment of Phase 3 AP - CD/LD trial x >90% of eligible patients from Ph 3 trial AP - CD/LD entered the Open Label Extension study x Delivered the commercial manufacturing equipment to LTS x Initiated PK study of AP - THC x Met the technical specifications for AP with Novartis’ proprietary compound • Topline data from PK study of TID 500 mg AP - CD/LD in January 2019 • Initiate PK studies for AP - CBD (1H19) • Initiate PK studies for Novartis’ proprietary AP (1H19) • Pivotal Phase 3 data readout (mid - 2019) • Continue pre - commercialization activities in Parkinson’s disease • Identify new AP applications -- proprietary & 505b(2) 30

Investment Highlights Parkinson’s Program Phase 3 Unencumbered world wide rights AP Cannabinoids (CBD, THC) Various indications in Phase 1 Proprietary drug evaluation Proprietary oral delivery system of drugs on film The Accordion Pill™ (AP) Future potential value drivers Potential for multiple collaborations ~ 55M in cash/cash equivalents (9/30/18) Funded to P3 data readout and beyond Utilizing 505(b)(2) regulatory pathway Faster and less expensive pathway to market 31

Thank you www.intecpharma.com